Exhibit 99.2

                                 Webcast Audio
                                 -------------

The audio of Eagle Broadband's November 30, 2004, webcast will be available for a period of 12 months on the Investor Relations page of the Eagle Broadband, Inc. corporate web site at http://www.eaglebroadband.com/investor/investor.htm.